UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

RETAILMENOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36005	26-0159761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

301 Congress Avenue, Suite 700

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(512) 777-2970

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

RetailMeNot, Inc. held its 2016 annual meeting of stockholders on April 28, 2016. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1: Election of Class III Directors

	Votes For	Votes Withheld	Broker Non-Votes	Applicable Percentages
G. Cotter Cunningham	34,864,151	1,541,079	6,113,072	95.8% FOR
Gokul Rajaram	36,280,542	124,688	6,113,072	99.7% FOR
Greg J. Santora	36,270,832	134,398	6,113,072	99.6% FOR

Proposal 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016

Votes For	Votes Against	Votes Abstaining	Applicable Percentage
42,445,202	33,792	39,308	99.8% FOR

Proposal 3: Advisory vote to approve the compensation of named executive officers

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Applicable Percentage
35,849,259	526,234	29,737	6,113,072	98.5% FOR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAILMENOT, INC.

Date: April 28, 2016	/s/ Jonathan B. Kaplan
Jonathan B. Kaplan
General Counsel and Secretary